Exhibit 99.1

AG Mortgage Investment Trust, Inc. Reports Third Quarter 2025 Results

NEW YORK, NY, November 4, 2025 / Business Wire - AG Mortgage Investment Trust, Inc. ("MITT," "we," the "Company," or "our") (NYSE: MITT) today reported financial results for the quarter ended September 30, 2025.

MANAGEMENT REMARKS

“We are pleased to report third quarter results and that MITT delivered one of its most active and successful quarters in recent memory,” said T.J. Durkin, Chief Executive Officer and President. “We increased book value, supported our dividend, and furthered our strategic growth with an expanded stake in Arc Home. Our core portfolio and operational efficiencies drove strong earnings, with Arc Home now contributing meaningfully to EAD.”

THIRD QUARTER FINANCIAL HIGHLIGHTS

•$10.46 Book Value per share as of September 30, 2025(1)
◦Quarterly economic return on equity of 2.7%(2)
•$0.47 of Net Income/(Loss) Available to Common Stockholders per diluted common share(3)
•$0.23 of Earnings Available for Distribution ("EAD") per diluted common share(3),(4)
•$0.21 dividend per common share declared in the third quarter 2025

INVESTING AND FINANCING HIGHLIGHTS

•$8.8 billion Investment Portfolio as of September 30, 2025(5)
◦0.7% Net Interest Margin, which includes a 0.05% benefit from the net interest component of our interest rate swaps(6)
•$49.2 million investment in Arc Home as of September 30, 2025 determined using a valuation multiple of 1.025x book value(7)
•$8.4 billion of financing as of September 30, 2025(5)
◦$7.4 billion of non-recourse and $1.0 billion of recourse financing
◦14.9x GAAP Leverage Ratio and 1.7x Economic Leverage Ratio(8)
•$104.2 million of total liquidity as of September 30, 2025(9)

ACQUISITION OF ADDITIONAL INTEREST IN AG ARC LLC(7)

•On August 1, 2025, acquired additional 21.4% interest in Arc Home, a residential mortgage originator, from certain private funds managed by TPG Angelo Gordon
•Increased ownership to 66.0% from 44.6%
•Issued 2,027,676 restricted shares of common stock as consideration to acquire $15.9 million, which was 1.8% dilutive to book value inclusive of transaction related expenses
•Record non-agency lock volumes and improved gain on sale margins contributing to $0.03 of EAD per share to MITT during the third quarter
•Enhances earnings potential as Arc Home platform scales and expands product offerings in rapidly growing markets while retaining our ability to source high-quality collateral
•Keefe, Bruyette & Woods, A Stifel Company served as exclusive financial advisor to AG Mortgage Investment Trust, Inc. and delivered a fairness opinion to the Company’s board of directors in connection with the transaction
•The acquisition was approved by the Company's board of directors, including its independent directors

DIVIDENDS

•On September 15, 2025, declared a third quarter dividend of $0.21 per common share
•On November 3, 2025, declared quarterly cash dividends of $0.51563, $0.50, and $0.680181 per share on our Series A, Series B, and Series C Preferred Stock, respectively, payable on December 17, 2025 to preferred shareholders of record on November 28, 2025

STOCKHOLDER CALL

The Company invites stockholders, prospective stockholders, and analysts to participate in MITT’s third quarter earnings conference call on Tuesday, November 4, 2025 at 8:30 a.m. Eastern Time.

To participate in the call by telephone, please dial (800) 343-5172 at least five minutes prior to the start time. International callers should dial (203) 518-9856. The Conference ID is MITTQ325. To listen to the live webcast of the conference call, please go to https://event.on24.com/wcc/r/5118237/1491CC4C6366A98F6176976D1AD83C73 and register using the same Conference ID.

The Company issued an earnings presentation detailing its third quarter 2025 financial results, which is available on the Company’s website, www.agmit.com, under "Presentations" in the "News & Presentations" section.

For those unable to listen to the live call, an audio replay will be available on November 4, 2025 through 9:00 a.m. Eastern Time on December 4, 2025. To access the replay, please go to the Company’s website at www.agmit.com.

ABOUT AG MORTGAGE INVESTMENT TRUST, INC.

AG Mortgage Investment Trust, Inc. is a residential mortgage REIT with a focus on investing in a diversified risk-adjusted portfolio of residential mortgage-related assets in the U.S. mortgage market. AG Mortgage Investment Trust, Inc. is externally managed and advised by AG REIT Management, LLC, a subsidiary of Angelo, Gordon & Co., L.P., a diversified credit and real estate investing platform within TPG.

Additional information can be found on the Company’s website at www.agmit.com.

ABOUT TPG ANGELO GORDON

Founded in 1988, Angelo, Gordon & Co., L.P. ("TPG Angelo Gordon") is a diversified credit and real estate investing platform within TPG. The platform currently manages approximately $99 billion across a broad range of credit and real estate strategies. For more information, visit www.tpg.com/platforms/tpg-angelo-gordon.

FORWARD LOOKING STATEMENTS

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as "expects," "endeavor," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will," "should," "may," "projects," "could," "estimates," "continue" or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us, and are not guarantees of future performance. Forward-looking statements regarding the Company include, but are not limited to, our levels of liquidity, the Company’s ability to continue increasing book value or at all, whether the Company’s earnings will continue to support its dividend, Arc Home’s performance and its ability to continue to contribute meaningfully to the Company’s EAD, Arc Home’s ability to scale and expand product offerings, and the Company’s ability to source high-quality collateral through Arc Home. These forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, without limitation, changes in general economic or market conditions, including changes in inflation, tariffs, interest rates and the fair value of our assets; changes in government regulations affecting our business; the Company’s ability to grow its residential loan portfolio; changes in prepayment rates and mortgage default rates on the Company’s assets; financing needs and arrangements; and the risk factors contained in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those described under the headings "Forward-Looking Statements" and "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other reports and documents filed by the Company with the SEC from time to time, which are accessible on the SEC's website, http://www.sec.gov/. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this press release are made only as of the date of this press release or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. All financial information in this press release is as of September 30, 2025, unless otherwise indicated.

NON-GAAP FINANCIAL MEASURES

This press release contains EAD and Economic Leverage Ratio, non-GAAP financial measures. Our presentation of these measures may not be comparable to similarly-titled measures of other companies, who may use different calculations. These non-GAAP measures should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results should be carefully evaluated.

Earnings Available for Distribution(3),(4)

A reconciliation of GAAP Net Income/(loss) available to common stockholders to EAD is set forth below (in thousands, except per share data).

	Three Months Ended September 30, 2025
	Amount	Per Diluted Share(3)
Net Income/(loss) available to common stockholders	$14,617	$0.47
Add (Deduct):
Net realized (gain)/loss	3,578	0.11
Net unrealized (gain)/loss	(13,199)	(0.42)
Transaction related expenses and deal related performance fees(a)	2,504	0.08
Equity in (earnings)/loss from affiliates	(1,645)	(0.05)
EAD from equity method investments(b),(c),(d)	1,668	0.05
Dollar roll income/(loss)(e)	(432)	(0.01)
Earnings available for distribution	$7,091	$0.23
(a) Includes $2.0 million recorded within the "Transaction related expenses" line item on our consolidated statement of operations, $0.4 million recorded within the "Income tax expense" line item on our consolidated statement of operations, which represents taxes incurred on items excluded from EAD, and $0.1 million recorded within the "Interest expense" line item on our consolidated statement of operations, which relates to the amortization of deferred financing costs.
(b) $(0.1) million of realized and unrealized changes in the fair value of Arc Home's mortgage servicing rights, transaction related expenses, and other asset impairments were excluded from EAD, net of related tax expense or benefit.
(c) $1.3 million of unrealized changes in the fair value of our investment in Arc Home was excluded from EAD.
(d) Our portion of gains recorded by Arc Home in connection with the sale of residential mortgage loans to us, if any, are excluded from EAD. We eliminated $0.1 million of intra-entity profits recognized by Arc Home in connection with the sale of residential mortgage loans to us. We eliminate such gains recognized by Arc Home and also decrease the cost basis of the underlying loans we purchase by the same amount. Upon reducing our cost basis, unrealized gains are recorded within net income.
(e) TBA dollar roll income/(loss) is the economic equivalent of net interest carry income or loss on the underlying Agency RMBS TBAs over the roll period (interest income less implied financing cost).

Economic Leverage Ratio(8)

The calculation in the table below divides GAAP Leverage and Economic Leverage by our GAAP stockholders’ equity to derive our leverage ratios. The following table presents a reconciliation of our GAAP Leverage ratio to our Economic Leverage ratio ($ in thousands).

September 30, 2025	Leverage	Stockholders’ Equity	Leverage Ratio
Securitized debt, at fair value (1)	$7,428,111
Financing arrangements (2)	838,245
Senior unsecured notes (2)	96,267
Restricted cash posted on Financing arrangements	(4,427)
GAAP Leverage	$8,358,196	$559,843	14.9x
Non-recourse financing arrangements (1)	(7,428,111)
Net TBA (receivable)/payable adjustment	868
Economic Leverage	$930,953	$559,843	1.7x
(1) Securitized debt, at fair value is non-recourse to the Company.
(2) Financing arrangements and senior unsecured notes are recourse to the Company.

Footnotes
(1)    Book value is calculated using stockholders’ equity less the liquidation preference of our cumulative redeemable preferred stock of $228.0 million.
(2)    The economic return on equity represents the change in book value per share during the period, plus the common dividends per share declared over the period, divided by book value per share from the prior period.
(3)    Diluted per share figures are calculated using diluted weighted average outstanding shares in accordance with GAAP.
(4)    We define EAD, a non-GAAP financial measure, as Net Income/(loss) available to common stockholders excluding (i) (a) unrealized gains/(losses) on loans, real estate securities, derivatives and other investments, inclusive of our investment in AG Arc, and (b) net realized gains/(losses) on the sale or termination of such instruments, (ii) any transaction related expenses incurred in connection with the acquisition, disposition, or securitization of our investments as well as transaction related expenses incurred in connection with the WMC acquisition, (iii) accrued deal-related performance fees payable to third party operators to the extent the primary component of the accrual relates to items that are excluded from EAD, such as unrealized and realized gains/(losses), (iv) realized and unrealized changes in the fair value of Arc Home's net mortgage servicing rights and the derivatives intended to offset changes in the fair value of those net mortgage servicing rights, (v) deferred taxes recognized at our taxable REIT subsidiaries, if any, (vi) any bargain purchase gains recognized, and (vii) certain other nonrecurring gains or losses. Items (i) through (vii) above include any amount related to those items held in affiliated entities. Transaction related expenses referenced in (ii) above are primarily comprised of costs incurred prior to or at the time of executing our securitizations and acquiring or disposing of residential mortgage loans. These costs are nonrecurring and may include underwriting fees, legal fees, diligence fees, and other similar transaction related expenses. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. Management considers the transaction related expenses to be similar to realized losses incurred at the acquisition, disposition, or securitization of an asset and does not view them as being part of its core operations. Management views the exclusion described in (iv) above to be consistent with how it calculates EAD on the remainder of its portfolio. Management excludes all deferred taxes because it believes deferred taxes are not representative of current operations. EAD includes the net interest income and other income earned on our investments on a yield adjusted basis, including the net interest component of interest rate swaps, TBA dollar roll income/(loss), or any other investment activity that may earn or pay net interest or its economic equivalent. Additionally, EAD includes the net operating income/(loss) from Arc Home.
(5)    Our Investment Portfolio consists of Residential Investments, Agency RMBS, and Legacy WMC Commercial Investments, all of which are held at fair value. Our financing is inclusive of Securitized Debt, which is held at fair value, Financing Arrangements, and Senior Unsecured Notes. Throughout this press release where we disclose our Investment Portfolio and the related financing, we have presented this information inclusive of (i) securities owned through investments in affiliates that are accounted for under GAAP using the equity method and, where applicable, (ii) long positions in TBAs, which are accounted for as derivatives under GAAP. This press release excludes investments through AG Arc LLC unless otherwise noted.
(6)    Net interest margin is calculated by subtracting the weighted average cost of funds on our financing from the weighted average yield for our Investment Portfolio, which excludes cash held.
(7)     We invest in Arc Home LLC, a licensed mortgage originator, through AG Arc LLC, one of our equity method investees. Our investment in AG Arc LLC represents a 66.0% ownership interest as of September 30, 2025.
(8)    We define GAAP leverage as the sum of (1) GAAP Securitized debt, at fair value, (2) GAAP Financing arrangements, net of any restricted cash posted on such financing arrangements, (3) Senior Unsecured Notes, and (4) the amount payable on purchases that have not yet settled less the financing remaining on sales that have not yet settled. We define Economic Leverage, a non-GAAP metric, as the sum of our GAAP leverage, exclusive of any fully non-recourse financing arrangements, and our net TBA position (at cost), if any. Our leverage does not include any financing utilized through AG Arc.
(9)     Total liquidity includes $59.0 million of cash and cash equivalents, $44.5 million of available committed financing on certain Home Equity Loans, and $0.7 million of unencumbered Agency RMBS. The $44.5 million of available committed financing on Home Equity Loans relates to certain financing arrangements in which our counterparty has contractually committed to provide financing at an advance rate of 87.5% of unpaid principal balance pledged as collateral, which was $50.9 million as of September 30, 2025.